UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): April 28, 2016

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 28, 2016, Wheeler Real Estate Investment Trust, Inc. (“Company”) and certain investors: Calapasas West Partners, L.P.; Full Value Partners, L.P.; Full Value Special Situations Fund, L.P.; MCM Opportunity Partners, L.P.; Mercury Partners, L.P.; Opportunity Partners, L.P.; Special Opportunities Fund, Inc.; and Steady Gain Partners, L.P. (collectively the “Bulldog Investors”) amended convertible 9% senior notes (“Amended Convertible Notes”) to purchase shares of the Company’s common stock $0.01 par value per share (“Common Stock”). The current aggregate principal amount of the Amended Convertible Notes is $3,000,000 (“Principal Amount”).

Pursuant to the terms of the Amended Convertible Notes, upon thirty (30) calendar days’ notice (“Notice”), the Company may prepay any portion of the outstanding Principal Amount and accrued and unpaid interest, if any, without penalty. In addition, upon Notice the Bulldog Investors may now exercise their right to convert all or any portion of the outstanding Principal Amount and any accrued but unpaid interest into shares of Common Stock any time prior to the repayment in full of the Amended Convertible Notes. The maximum number of shares of Common Stock issuable upon conversion of the Amended Convertible Notes is 1,417,079 shares.

There is no material relationship between the Company and their affiliates and the Bulldog Investors.

The foregoing descriptions of the terms of the Amended Convertible Notes are qualified in their entirety by reference to the Amended Convertible Notes, filed respectively as Exhibits 10.1 through 10.8 hereto and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statement of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not Applicable.

(d) Exhibits.

10.1	Calapasas West Partners, L.P. Amended Convertible Promissory Note.

10.2	Full Value Partners, L.P. Amended Convertible Promissory Note.

10.3	Full Value Special Situations Fund, L.P. Amended Convertible Promissory Note.

10.4	MCM Opportunity Partners, L.P. Amended Convertible Promissory Note.

10.5	Mercury Partners, L.P. Amended Convertible Promissory Note.

10.6	Opportunity Partners, L.P. Amended Convertible Promissory Note.

10.7	Special Opportunities Fund, Inc. Amended Convertible Promissory Note.

10.8	Steady Gain Partners, L.P. Amended Convertible Promissory Note.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler Chairman and Chief Executive Officer

Dated: May 2, 2016

EXHIBIT INDEX

Number	Description of Exhibit

10.1	Calapasas West Partners, L.P. Amended Convertible Promissory Note.

10.2	Full Value Partners, L.P. Amended Convertible Promissory Note.

10.3	Full Value Special Situations Fund, L.P. Amended Convertible Promissory Note.

10.4	MCM Opportunity Partners, L.P. Amended Convertible Promissory Note.

10.5	Mercury Partners, L.P. Amended Convertible Promissory Note.

10.6	Opportunity Partners, L.P. Amended Convertible Promissory Note.

10.7	Special Opportunities Fund, Inc. Amended Convertible Promissory Note.

10.8	Steady Gain Partners, L.P. Amended Convertible Promissory Note.